Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patricio Contesse, Chief Executive Officer of Sociedad Química y Minera de Chile S.A. (SQM), a corporation incorporated  under the laws of the Republic of Chile, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Annual Report of SQM on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, to my knowledge, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of SQM as of the dates and for the periods set forth therein.

/s/ PATRICIO CONTESSE G.

Name: Patricio Contesse G.
Title: Chief Executive Officer
Date: June 30, 2004

A signed  original of this  written  statement  required by Section 906 has been  provided to SQM and will be retained by SQM and furnished to the Securities and Exchange Commission or its staff upon request.